Exhibit 10.14

AMENDMENT NO. 2 TO GUARANTEE AGREEMENT

AMENDMENT NO. 2 TO GUARANTEE AGREEMENT, dated as of
November 14, 2023 (this “Amendment”), between TERRA PROPERTY TRUST, INC., a Maryland corporation (“Guarantor”) and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Guarantee Agreement or, if not defined therein, in the Repurchase Agreement (each as defined below).
RECITALS
WHEREAS, Terra Mortgage Capital III, LLC (“Seller”) and Buyer are parties to the Uncommitted Master Repurchase Agreement, dated as of November 8, 2021 , as amended by that certain Amendment No. 1 to Uncommitted Master Repurchase Agreement, by and between Buyer and Seller, dated as of May 24, 2022 (the “Repurchase Agreement”);
WHEREAS, Guarantor is party to that certain Guarantee Agreement, dated as of November 8, 2021 in favor of Buyer, as amended by that certain Amendment No. 1 to Guarantee Agreement, by and between Buyer and Guarantor, dated as of March 10, 2022 (as amended hereby, the “Guarantee Agreement”); and
WHEREAS, Buyer and Guarantor have agreed to amend certain provisions of the Guarantee Agreement in the manner set forth herein.
Therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor and Buyer hereby agree as follows:
SECTION 1.    Guarantee Agreement Amendments.
(a)Section 9(c) of the Guarantee Agreement is hereby amended and restated in its entirety to read as follows:
(c)Tangible Net Worth. The Tangible Net Worth of Guarantor and its consolidated Subsidiaries shall not be less than the sum of (i) $225,000,000, plus
(ii) 75% of any new investor capital commitments of the direct and indirect investors in Guarantor which first become effective after November 14, 2023.
(d)Section 9(d) of the Guarantee Agreement is hereby amended and restated in its entirety to read as follows:
(e)Interest Coverage Ratio.    The Interest Coverage Ratio of Guarantor and its consolidated Subsidiaries shall not as of the last day of (i) the calendar quarter ending on September 30, 2023, be less than 1.15 to 1.00, and (ii) all succeeding calendar quarters, be less than 1.25 to 1.00.
SECTION 2. Conditions Precedent. This Amendment and its provisions shall become effective on the first date on which this Amendment is executed and delivered by a duly authorized officer of each of Guarantor and Buyer.
SECTION 3. Representations, Warranties and Covenants. Guarantor hereby represents and warrants to Buyer, as of the date hereof that (i) it is in compliance with all of the terms and provisions of the Guarantee Agreement, (ii) no Default or Event of Default, each as defined in the Repurchase Agreement, has occurred or is continuing, (iii) all representations and warranties of Guarantor set forth in the Guarantee Agreement are true and correct in all material respects, and (iv) this Amendment has been duly executed and delivered by or on behalf of the Guarantor and constitutes the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms subject to applicable bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles.
SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Guarantee Agreement, the Repurchase Agreement and each of the other Program Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the date hereof: (i) each reference therein and herein to the “Program Documents” shall be deemed to include, in any event, this Amendment,
(ii) each reference to the “Guarantee Agreement” in any of the Program Documents shall be deemed to be a reference to the Guarantee Agreement, as amended by this Amendment, (iii) each reference in the Repurchase Agreement, to “this Agreement”, the “Guarantee Agreement”, “hereof”, “herein” or words of similar effect in referring to the Guarantee Agreement, shall be deemed to be references to the Guarantee Agreement, as amended by this Amendment, and
(iv) each reference in the Guarantee Agreement, to “this Agreement”, this “Guarantee Agreement”, “hereof”, “herein” or words of similar effect in referring to the Guarantee Agreement, as applicable, shall be deemed to be references to the Guarantee Agreement as amended by this Amendment.
SECTION 5. No Novation, Effect of Agreement. Guarantor and Buyer have entered into this Amendment solely to amend the terms of the Guarantee Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by any of Seller or Guarantor (the “Repurchase Parties”) under or in connection with the Guarantee Agreement, the Repurchase Agreement or any of the other Program Document. It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the obligations of the Repurchase Parties under the Repurchase Agreement and the other Program Documents are preserved, (ii) the liens and security interests granted under the Repurchase Agreement continue in full force and effect, and (iii) any reference to the Guarantee Agreement in any such Program Document shall be deemed to also reference this Amendment.

SECTION 6. Counterparts. This Amendment may be executed in multiple counterparts, all of which shall together be considered one and the same agreement. This Amendment shall be valid, binding and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature;
(ii) a faxed, scanned or photocopied manual signature; or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transaction Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”), in each case, to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the Uniform Commercial Code or other Signature Law due to the character or intended character of the writings.
SECTION 7. Expenses. Guarantor agrees to pay and reimburse Buyer for all reasonable and documented out-of-pocket costs and expenses actually incurred by Buyer in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable and documented fees and disbursements of counsel to Buyer.
SECTION 8. Consent to Jurisdiction; Waiver of Jury Trial. Each party irrevocably and unconditionally (i) submits to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in Manhattan, and any appellate court from any such court, solely for the purpose of any suit, action or proceeding brought to enforce its obligations under this Amendment or relating in any way to this Amendment or any Transaction under the Repurchase Agreement and (ii) waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding and irrevocably consent to the service of any summons and complaint and any other process by the mailing of copies of such process to them at their respective address specified in the Guarantee. The parties hereby agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 8 shall affect the right of the Buyer to serve legal process in any other manner permitted by law or affect the right of the Buyer to bring any action or proceeding against the Guarantor or its property in the courts of other jurisdictions.
SECTION 9. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BUYER:

UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York

By: /s/ Michael Zoccoli
Name: Michael Zoccoli
Title: Executive Director

By: /s/ Andrew Lisa
Name: Andrew Lisa
Title: Director

GUARANTOR:

TERRA PROPERTIES TRUST, INC., a
Maryland corporation

By: /s/ Gregory Pinkus
Name: Gregory Pinkus
Title: Authorized Signatory